UMB Financial Annual Meeting of Shareholders April 26, 2016 More Defines Us Exhibit 99.2

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of
comparable
meaning
or
future-tense
or
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
or
“could.”
Forward-looking
statements
convey
our
expectations, intentions, or forecasts about future events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our
Annual Report on Form 10-K for the year ended December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K,
or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking
statement
to
reflect
the
impact
of
events,
circumstances,
or
results
that
arise
after
the
date
that
the
statement
was
made.
You,
however,
should
consult
further
disclosures
(including
disclosures
of
a
forward-looking
nature)
that
we
may
make
in
any
subsequent
Annual
Report
on
Form
10-K,
Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Agenda Evolution 2015 Highlights Questions & Answers 2016 and Beyond More Defines Us

$19.39
$38.34
$1.37 Billion
$2.30 Billion

A Quick Look Back
Book Value
Market Capitalization
Total Deposits
$5.9 billion
$15.1 billion
Total Loans
$3.4 billion
$9.4 billion
2005
2015
At December 31,
Assets Under Management
$8.2 billion
$40.0 billion
Total Revenue
$440.2 million
$878.5 million
UMB
+7.1%
Industry
Median
+4.0%
Compound Annual
Growth Rate:
UMB
+7.2%
Industry
Median
+2.0%
(1)
Industry is defined as all publicly-traded banks with data available for each period. Source: SNL Financial.
(1)
(1)

Consistent Loan Growth
End-of-Period Total Loans
(1)
($ in billions)
10 Year
Growth
+177.9%
(2)
(1)
Includes loans held for sale.
(2)
On 5/31/15, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of $980.4 million were added to the UMB portfolio.
At
12/31/15,
the
acquired
loans
plus
production
in
the
legacy
Marquette
channels
totaled
$982.1
million.
(3)
Industry
is
defined
as
all
publicly
traded
banks
with
loan
data
for
2005 and 2015. Source: SNL Financial.
The 10-year industry
(3)
median increase in loan
balances  = 73.4%
$3.4
$3.8
$3.9
$4.4
$4.3
$4.6
$5.0
$5.7
$6.5
$7.5
$9.4

Consistent Underwriting Standards
History of Net Charge-Offs
Non-Performing Loans vs. Banking Industry
UMBF
Industry Median
(3)
(1)
Commercial
includes
C&I,
Commercial
credit
card,
CRE,
RE
Construction,
asset-based,
and
factoring
loans.
(2)
Other
includes
Consumer,
Residential
RE,
HELOC,
and
DDA
Charge-
offs.
(3)
Industry is defined as all publicly-traded banks with data available for each period. Source: SNL Financial.
0.17%
0.54%
0.49%
0.65%
0.29%
2.46%
2.47%
1.19%
($ in thousands)
2007
2008
2009
2010
2011
2012
2013
2014
2015
Commercial Loans
(1)
1,569
$
2,943
$
4,113
$
6,007
$
11,880
$
7,310
$
3,881
$
6,459
$
3,415
$
Consumer Credit Card
4,577
6,839
12,291
14,279
11,127
9,382
8,811
8,301
6,753
Other
(2)
2,127
1,973
3,854
1,411
1,128
1,399
1,483
851
329
Total Net Charge-Offs
8,273
$
11,755
$
20,258
$
21,697
$
24,135
$
18,091
$
14,175
$
15,611
$
10,497
$
Average Total Loans
($ in millions)
3,901.9
$
4,193.9
$
4,383.6
$
4,490.6
$
4,756.2
$
5,251.3
$
6,221.3
$
6,975.3
$
8,425.1
$
NCOs as % of Avg Loans
0.21%
0.28%
0.47%
0.48%
0.51%
0.35%
0.23%
0.22%
0.12%

Consistency Leads to Revenue Growth
$440.2
$472.2
$521.5
$587.8
$613.2
$671.0
$731.3
$778.2
$825.1
$848.7
$878.5
Total Revenue Trends
($ in thousands)
10 Year
Growth
+99.6%

57.2%
54.0%
55.4%
53.2%
50.6%
53.7%
56.7%
58.9%
59.6%
58.8%
53.1%
Net Interest Income
Noninterest Income
NIM

Agenda Evolution 2015 Highlights Questions & Answers 2016 and Beyond More Defines Us

2015 Highlights
•
We closed on our acquisition of Marquette Financial Companies on May 31, 2015
o
Expanded presence in key banking markets
o
Added new specialty finance businesses
•
Announced a company-wide efficiency initiative
o
Identified $32.9 million in annual cost savings, to be fully realized beginning in 2017
o
Streamlined our organizational structure
o
Strengthened our commitment to operating more efficiently
o
No compromise in customer service

2015 Results At-A-Glance
All comparisons are full-year 2015 vs. full-year 2014
$0.59
$0.60
$0.78
$0.46
$0.76
$0.65
$0.52
$0.74
2014
2015
Diluted Earnings Per Share
$2.65
$2.44
4Q
3Q
2Q
1Q
Net Income: $116.1 million, a year-over-year decrease of $4.6 million
Primary drivers:
•
Higher Expenses +$38.1 million
o
$28.7 million increased expense related to acquisition of Marquette
•
Lower noninterest Income -$32.2 million
o
Scout revenue -$36.1 million
Partially offset by:
•
Higher net interest income +$62.0 million
o
Growing loan balances +26.3%
Legacy UMB loans +13.2%
Added $1.0 billion in higher-yielding Marquette loans
•
Initiation of efficiency initiatives
o
Recognized $9.5 million in cost savings in 2015

Agenda Evolution 2015 Highlights Questions & Answers 2016 and Beyond More Defines Us

1
st
Quarter 2016 Results
Return on average equity
$0.52
$0.74
$0.74
$0.76
$0.65
$0.78
$0.46
$0.59
$0.60
2014
2015
2016
4Q
3Q
2Q
1Q
Diluted Earnings Per Share
All comparisons are first quarter 2016 vs. first quarter 2015
1Q’16: 7.51%
4Q’15: 6.15%
Return on average assets
1Q’16: 0.75%
4Q’15: 0.63%
Net Income: $36.2 million, a year-over-year increase of $2.5 million
Primary drivers:
•
Higher net interest income +$27.5 million
o
Growing loan balances +29.4%
Legacy UMB loans +16.0%
Partially offset by:
•
Higher expenses +$16.3 million
o
$11.3 million increased expense related to acquisition of Marquette
•
Lower noninterest Income -$8.9 million
o
Scout revenue -$8.7 million
•
Continued progress on efficiency initiatives
o
Recognized $4.9 million in cost savings in 1Q’16

A Few Highlights
•
Healthcare Services
o
HSA deposits reached $1.4 billion; investment assets of $140.4 million       +36.7%
o
Deposits & assets have increased 43x
from 2005 levels
•
Institutional Banking
o
New investment banking team in Dallas –
builds on growth platform in Texas
•
FDIC Sweep product –
averaged nearly $41 billion in balances
•
Credit & Debit Cards
o
Record purchase volume of $2.7 billion       +14.1%
o
Direct Cash™ Visa
®
card launched
•
Fund Services
o
Added 80 new funds serviced over the past 12 months
•
Scout
o
9 funds rated by Morningstar: 5 have an overall rating of 4 stars and 1, the Core Plus Bond Fund, has 5 stars
(1)
o
Assets under management of $27.3 billion
All comparisons are first quarter 2016 vs. first quarter 2015
(1)
See disclosures on slides 14 and 15.

Morningstar Ratings
The
Overall
Morningstar
Rating™
for
a
fund
is
derived
from
the
weighted-average
of
the
performance
figures
associated
with
its
3-,
5-
and
10-year
(if
applicable)
Morningstar
Rating
metrics. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.
The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
As of 3/31/16, the Scout Emerging Markets Fund received the following star ratings among U.S. domiciled Diversified Emerging Markets Funds for the following time periods: 4 stars
(among 591 funds) for the 3-yr period.
As of 3/31/16, the Scout Global Equity Fund received the following star ratings among U.S. domiciled World Stock Funds for the following time periods: 4 stars (among 991 funds) for the
3-yr period.
As of  3/31/16, the Scout Small Cap Fund received the following star ratings among U.S. domiciled Small Growth Funds for the following time periods: 4 stars (among 658 funds) for the 3-
yr, 4 stars (among 588 funds) for the 5-yr and 3 stars (among 423 funds) for the 10 year periods.
As
of
3/31/16,
the
Scout
Core
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following
time
periods:
3
stars (among 951 funds) for the 3-yr, 3 stars (among 827 funds) for the 5-yr and 5 stars (among 602 funds) for the 10 year periods.
As
of
3/31/16,
the
Scout
Core
Plus
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following
time
periods:
3 stars (among 951 funds) for the 3-yr, 5 stars (among 827 funds) for the 5-yr and 5 stars (among 602 funds) for the 10 year periods.
As of 3/31/16, the Scout Low Duration Bond Fund received the following star ratings among U.S. domiciled Short-Term Bond Funds for the following time periods: 4 stars (among 490 funds) for the 3-yr period.
The
funds
may
have
experienced
negative
performance
during
one
or
more
of
the
time
periods
represented
by
the
Morningstar
rating
shown.
© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3)
is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor Fund.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Morningstar
ratings
based
on
a
risk-adjusted
performance
as
of
March
31,
2016
Fund Name
Category
Overall
Rating
Funds in
Category
Fund Name
Category
Overall
Rating
Funds in
Category
Scout Emerging Markets
Diversified Emerging Mrkts
591
Scout Core Bond - Institutional Class
Intermediate-Term Bond
951
Scout Global Equity
World Stock
991
Scout Core Plus Bond - Institutional Class
Intermediate-Term Bond
951
Scout Small Cap
Small Growth
658
Scout Low Duration Bond
Short-Term Bond
490

Important Disclosures

Each Fund’s Prospectus or Summary Prospectus, available by calling 800.996.2862 or visiting scoutinv.com, includes investment objectives, risks, fees, expenses and other important information. Please read and consider carefully before investing.
Risk considerations: Stock fund values fluctuate and investors may lose principal value. Small-cap and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate
Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.  Groups of stocks, such as value and growth, go in and out of favor, which may cause certain funds to underperform other equity funds.
Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, and other factors. Investments in emerging markets involve even greater risks. Focusing on particular countries, regions, industries, sectors or types of investments may cause greater risk of adverse developments in certain funds.
The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated
with
underlying
fixed
income
securities
owned
by
the
fund.
Mortgage-
and
Asset-Backed
Securities
are
subject
to
prepayment
risk
and
the
risk
of
default
on
the
underlying
mortgages
or
other
assets.
High
yield
securities
involve
greater
risk
than
investment
grade
securities
and
tend
to
be
more
sensitive
to economic conditions and credit risk. An unconstrained investment approach can create considerable exposure to certain types of securities, such as derivatives, that present significant volatility, particularly over short periods of time.
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks, such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments
could
lose
more
than
the
principal
amount
invested.
Certain
funds
may
use
derivative
for
hedging
purposes
or
as
part
of
the
fund's
investment
strategy.
The
use
of
leverage,
derivatives
and
short
sales
could
accelerate
losses
to
the
Fund.
These
losses
could
exceed
the
original
amount
invested.
Certain
funds
may,
at
times,
experience
higher-than-average
portfolio
turnover,
which
may
generate
significant
taxable
gains
and
increased
trading
expenses, which, in turn, may lower the fund’s return.
The Scout Funds are distributed by UMB Distribution Services LLC, an affiliate of UMB Financial Corp., and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corp.

2016 Priorities
1.
Improve operating metrics
•
Efficiency
–
continue to deliver cost savings begun in 2015
•
Acquisitions –
fully integrate our Marquette franchises and look for additional opportunity
•
Balance
sheet
optimization
–
continue
to
shift
earning
assets
into
loans
•
Capital –
maintain strong position
2.
Maintain investment in our future growth
•
Investment management –
focus on continued performance and strong distribution efforts
•
Fund and sustain our other high margin growth businesses

Agenda Evolution 2015 Highlights Questions & Answers 2016 and Beyond More Defines Us

2015 Annual Report 18

More defines us
Responsive
Focused
Nimble
Count on More –
Our promise to listen, then
deliver service that exceeds expectations
“All in”–
committed to maximize efficiency
and meet the challenges of the environment
Streamlined communication and decision-
making; leaner and more competitive

More defines us
Potential
Committed
Our unique business model fuels our success
Passionate and engaged associates
committed to deliver results for customers,
communities, shareholders, and one another

More Than an Institution –
Our People
Continuity –
We’re in it for the long run
3,830
Associates
Associate Average Tenure
All Associates
Commercial Bankers
Loan Committee
Line of Business Leaders
8.4 years
8.7 years
13.4 years
18.8 years

22 Caring for Our Communities Community volunteer time: 9,540 hours

Returning Value to Shareholders
Dividend
increase
= 108.8%
Nearly 60%
of banks
decreased
dividends
between
2008 and 2010
Industry
Median
-4.2%
decrease
Industry is defined as all publicly traded banks with dividends reported in 2005. Source: SNL Financial
$0.455
$0.515
$0.570
$0.655
$0.710
$0.750
$0.790
$0.830
$0.870
$0.910
$0.950

24 December 31, 2005 – December 31, 2015 Reinvesting all cash dividends +72.9% Total Shareholder Return $100 UMBF

25 December 31, 2005 – December 31, 2015 Reinvesting all cash dividends +72.9% +102.4% Total Shareholder Return $100 UMBF S&P 500

26 December 31, 2005 – December 31, 2015 Reinvesting all cash dividends +72.9% +102.4% -6.2% Total Shareholder Return $100 UMBF S&P 500 SNL U.S. Bank

Dec-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15

27 Stock Price Change December 31, 2005 – December 31, 2015 +63.7% +45.7% -29.6% -26.0% S&P 500 UMBF SNL U.S. Bank KBW Nasdaq Bank

28 Year-to-Date 2016 +2.3% +13.8% Recent Stock Performance -4.4% -4.0% UMBF S&P 500 KBW Nasdaq Bank SNL U.S. Bank

Agenda Evolution 2015 Highlights Questions & Answers 2016 and Beyond More Defines Us

Questions & Answers

UMB Financial Annual Meeting of Shareholders April 26, 2016 More Defines Us